Exhibit (q)

Innovator ETFs Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints John Southard (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 20th day of June, 2018.

/s/ H. Bruce Bond
H. Bruce Bond

Innovator ETFs Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints H. Bruce Bond and John Southard and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 20th day of June, 2018.

/s/ Mark Berg
Mark Berg

Innovator ETFs Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints H. Bruce Bond and John Southard and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 20th day of June, 2018.

/s/ Joe Stowell
Joe Stowell

Innovator ETFs Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints H. Bruce Bond and John Southard and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 20th day of June, 2018.

/s/ Brian J. Wildman
Brian J. Wildman